UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2006

Global Aircraft Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-28575	84-1108499
(State of Incorporation)	(Commission File	(IRS Employer
	Number)	Identification No.)

P.O. Box 23009 Tucson, AZ 85734
(Address of principal executive offices)

(520) 294-3481
(Registrant’s telephone number, including area code)

Renegade Venture (NEV.) Corporation

__________________________________
(Former Name or Former Address if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On May 18, 2006, Global Aircraft Solutions, Inc. (the “Company”) will make an investor presentation in New York, New York. A copy of this presentation is attached hereto as Exhibit 99.1. This information is furnished for purposes of Regulation FD.

The information contained herein and in the accompanying Exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information furnished in this report on Form 8-K, including Exhibit 99.1, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

ITEM 9.01. Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.	Document
99.1	Global Aircraft Solutions, Inc. May 18, 2006 Investor Presentation

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2006

Global Aircraft Solutions, Inc. (Registrant) By: /s/ John Sawyer Name: John Sawyer Title: President